Exhibit 4.1

Supernus Pharmaceuticals, Inc. THIS CERTIFIES THAT is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Supernus Pharmaceuticals, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATED: COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. (Cranford, New Jersey) Transfer Agent and Registrar BY Authorized Signature VICE PRESIDENT & TREASURER PRESIDENT & CEO COMMON STOCK COMMON STOCK SUPERNUS PHARMACEUTICALS, INC. CORPORATE DELAWARE SEAL 2005 CUSIP 868459 10 8 SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS, IF ANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT – ______ Custodian ______ TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act ______ (State) UNIF TRF MIN ACT – ______ Custodian (until age ______ ) ______ under Uniform Transfers to Minors Act ______ (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, ______ hereby sell, assign and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. NOTICE: